                                                                       EXHIBIT 8

                                                                November 4, 2009

             SIGNATURE AUTHORITY IN THE PHOENIX PROVIDENT FUNDS LTD.
                          (HEREINAFTER: THE "COMPANY")

In accordance with a resolution of the Board of Directors, the powers of signature in the Company as of November 11, 2009 are as follows:

GENERAL RIGHTS OF SIGNATURE

     1.   The signatures of two directors from Group A shall bind the Company in any matter for an unlimited amount.

     2.   ***

     3.   ***

     4.   ***

     5.   ***

AGREEMENTS

     6.   ***

SIGNATURE LIMITATIONS

     7.   ***

DELEGATION AND REVOCATION OF POWERS

     8.   ***

     9.   ***

     10.  ***

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   ------------------------ ----------------------- -------------------------
           GROUP A                 GROUP B                  GROUP C
   ------------------------ ----------------------- -------------------------
   ***                      ***                     ***
   ------------------------ ----------------------- -------------------------
   ***                      ***                     ***
   ------------------------ ----------------------- -------------------------
   David David              ***                     ***
   ------------------------ ----------------------- -------------------------
   ***                      ***
   ------------------------ ----------------------- -------------------------
   ***                      ***
   ------------------------ ----------------------- -------------------------
   ***                      ***
   ------------------------ ----------------------- -------------------------
   ***
   ------------------------ ----------------------- -------------------------
   Orly Kronman Dagan
   ------------------------ ----------------------- -------------------------
   ***
   ------------------------ ----------------------- -------------------------

I hereby certify that the aforesaid resolutions of the Board of Directors were duly adopted and are binding on the Company for all intents and purposes.

                                                       Best Regards,

                                                       /s/ Viki Tamam
                                                       --------------
                                                       Viki Tamam, Adv.
                                                       Legal Department
                                                       Company Secretary

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